EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald D. Schiefelbein, Chief Financial Officer, of Ivanhoe Energy Inc., hereby certify that:

(a)
our periodic report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and our results of operations.

*    *    *

By:	/s/ Gerald D. Schiefelbein
Gerald D. Schiefelbein
Chief Financial Officer

Date:	March 17, 2014